   As filed with the Securities and Exchange Commission on January 29, 1999

                       1933 Act Registration No. 2-47015
                      1940 Act Registration No. 811-2354
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                          [X]


                        POST-EFFECTIVE AMENDMENT NO. 60

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                          [X]


                                  ___________

                        TEMPORARY INVESTMENT FUND, INC.
              (Exact Name of Registrant As Specified In Charter)



Bellevue Park Corporate Center                    LISA M. BUONO
400 Bellevue Parkway                              Bellevue Park Corporate Center
Wilmington, Delaware 19809                        400 Bellevue Parkway
(Address of Principal Executive Offices)          Wilmington, Delaware 19809
Registrant's Telephone Number: (302) 791-3329     (Name and Address of Agent for Service)

                                  Copies to:

                            W. BRUCE McCONNEL, III
                          Drinker Biddle & Reath LLP
                      Philadelphia National Bank Building
                             1345 Chestnut Street
                     Philadelphia, Pennsylvania 19107-3496

It is proposed that this filing will become effective (check appropriate box)

     [ ]    immediately upon filing pursuant to paragraph (b)
     [X]    on (January 31, 1999) pursuant to paragraph (b)
     [ ]    60 days after filing pursuant to paragraph (a)(i)
     [ ]    on (date) pursuant to paragraph (a)(i)
     [ ]    75 days after filing pursuant to paragraph (a)(ii)
            on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Common Stock.

================================================================================

                                    TEMPFUND

                       AN INVESTMENT PORTFOLIO OFFERED BY

                      TEMPORARY INVESTMENT FUND, INC.

                                   PROSPECTUS

                                January 31, 1999

Bellevue Park Corporate Center    For purchase and redemption orders only call:
400 Bellevue Parkway              800-441-7450 (in Delaware: 302-791-5350). For
Wilmington, DE 19809              yield information call: 800-821-6006
                                  (TempFund Shares code: 34; TempFund Dollar
                                  Shares code: 20). For other information call:
                                  800-821-7432 or visit our web site at
                                  www.pif.com.


                               INVESTMENT ADVISER
                 BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

Table of Contents ______________________________________________________________

                                                                            Page
                                                                            ----
RISK/RETURN SUMMARY........................................................   3

  Investment Goal..........................................................   3

  Investment Policies......................................................   3

  Principal Risks of Investing.............................................   3

  Who May Want to Invest in the Fund.......................................   3

  Performance Information..................................................   4

  Fees and Expenses........................................................   6

INVESTMENT STRATEGIES AND RISK DISCLOSURE..................................   7

MANAGEMENT OF THE FUND.....................................................  10

SHAREHOLDER INFORMATION....................................................  11

  Price of Fund Shares.....................................................  11

  Purchase of Shares.......................................................  11

  Redemption of Shares.....................................................  12

  Distribution and Shareholder Service Plans...............................  13

  Dividends and Distributions..............................................  14

  Taxes....................................................................  14

FINANCIAL HIGHLIGHTS.......................................................  15

Risk/Return Summary ____________________________________________________________

Investment        The Fund seeks current income with liquidity and stability
Goal:             of principal.

Investment        The Fund invests in a broad range of money market
Policies:         instruments, including government, bank, and commercial
                  obligations and repurchase agreements relating to such obligations.

Principal Risks   Although the Fund invests in money market instruments which
of Investing:     the investment adviser, BlackRock Institutional Management
                  Corporation ("BIMC," or the "Adviser") believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. While the Fund seeks to maintain a constant net asset value of $1.00 per share, the Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.

                     An investment in the Fund is not a deposit in PNC Bank,
                  N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to   The Fund is designed for institutional investors seeking
Invest in the     current income and stability of principal. The Fund is
Fund:             particularly suitable for banks, corporations and other
                  financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

Performance Information

The Bar Chart and the Table below indicate the risks of investing in the Fund by showing how the performance of the Fund has varied from year to year. The Table shows how the Fund's average annual return for one, five and ten years compares to that of a selected market index. The Bar Chart and the Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.


          TempFund vs. IBC Financial Data's First Tier Institutional

                           [BAR GRAPH APPEARS HERE]

      Provident Ist. Funds:       IBC's First
        TempFund Inst.         Tier Institutional

1989       9.39                      9.20
1990       8.27                      8.10
1991       6.24                      6.09
1992       3.89                      3.72
1993       3.12                      3.00
1994       4.19                      4.07
1995       5.99                      5.79
1996       5.42                      5.22
1997       5.60                      5.39
1998       5.52                      5.33


   During the ten-year period shown in the bar chart, the highest quarterly return was 9.89% (for the quarter ended June 30, 1989) and the lowest quarterly return was 3.08% (for the quarter ended June 30, 1993).

The Fund's Average Annual Total Return for Periods Ended December 31, 1998
--------------------------------------------------------------------------------

                                                                1     5    10
                                                              Year  Years Years
                                                              ----- ----- -----
  TempFund Shares............................................ 5.52% 5.24% 5.70%
  TempFund Dollar Shares..................................... 5.27% 4.99% 5.45%
  IBC's Money Fund Report: First Tier Institutions--Only
   Money Fund Average*....................................... 5.33% 5.16% 5.67%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                              7 Day Yield as of
                                                              December 31, 1998
                                                              -----------------
  TempFund Shares............................................       5.01%
  TempFund Dollar Shares.....................................       4.76%
  IBC's Money Fund Report: First Tier Institutions--Only
   Money Fund Average*.......................................       4.87%
-------------------------------------------------------------------------------

Administration Shares, Plus Shares, Cash Reserve Shares and Cash Management Shares have not yet commenced operations, therefore no performance information has been provided for these classes.

Current Yield: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.pif.com.
-------

* IBC's Money Fund Report: First Tier Institutions--Only Money Fund Average is comprised of money funds investing in first tier eligible money market instruments.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
---------------------------------------------------------------------------------------------
                                                       TempFund
                                                       --------
                                                                       TempFund    TempFund
                                     TempFund    TempFund  TempFund      Cash        Cash
                         TempFund Administration  Dollar     Plus       Reserve   Management
                          Shares      Shares      Shares    Shares      Shares      Shares
                         -------- -------------- -------- ----------- ----------- -----------
                                   (estimated)            (estimated) (estimated) (estimated)
Management Fees.........   .11%        .11%        .11%      .11%        .11%        .11%
Distribution (12b-1)
 Fees...................    --          --          --       .25%         --          --
Other Expenses..........   .12%        .22%        .37%      .12%        .52%        .62%
Administration Fees.....   .11%        .11%        .11%      .11%        .11%        .11%
Shareholder Servicing
 Fees...................    --          --         .25%       --         .25%        .25%
Miscellaneous...........   .01%        .11%        .01%      .01%        .16%        .26%
---------------------------------------------------------------------------------------------
Total Annual Fund
 Operating Expenses(1)..   .23%        .33%        .48%      .48%        .63%        .73%
---------------------------------------------------------------------------------------------

(1) Total Annual Fund Operating Expenses for TempFund Shares and TempFund Dollar Shares for the fiscal year ended September 30, 1998, with fee waivers, were .18% and .43%, respectively, of the Fund's average net assets. Total Annual Fund Operating Expenses for TempFund Administration Shares, TempFund Plus Shares, TempFund Cash Reserve Shares and TempFund Cash Management Shares for the fiscal year ended September 30, 1998, with fee waivers, would have been .28% (estimated), .43% (estimated), .58% (estimated) and .68% (estimated), respectively, of the Fund's average net assets. The Adviser and PFPC Inc., the Fund's co-administrator, may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Adviser and PFPC expect to continue such fee waivers, but can terminate the waivers upon 120 days prior written notice to the Fund.

EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                       TempFund
                                                       --------
                                                                       TempFund    TempFund
                                     TempFund              TempFund      Cash        Cash
                                  Administration TempFund    Plus       Reserve   Management
                         TempFund     Shares      Dollar    Shares      Shares      Shares
                          Shares   (estimated)    Shares  (estimated) (estimated) (estimated)
                         -------- -------------- -------- ----------- ----------- -----------
One Year................   $ 24        $ 34        $ 49      $ 49        $ 64        $ 75
Three Years.............   $ 74        $106        $154      $154        $202        $233
Five Years..............   $130        $185        $269      $269        $351        $406
Ten Years...............   $293        $418        $604      $604        $786        $906
---------------------------------------------------------------------------------------------

Investment
Strategies and
Risk Disclosure ________________________________________________________________

                  The Fund is a money market fund. The investment objective of the Fund is to seek current income and stability of principal. The Fund's investment objective may be changed by the Board of Directors without shareholder approval. The Fund invests in a broad range of money market instruments, including government, bank, and commercial obligations and repurchase agreements relating to such obligations.

                     The Fund invests in securities maturing within 13 months
                  or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Fund may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months. The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and other rules of the Securities and Exchange Commission. Pursuant to Rule 2a-7, the Fund will generally limit its purchases of any one issuer's securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) to 5% of the Fund's total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days; provided that the Fund may not invest more than 25% of its total assets in the securities of more than one issuer in accordance with the foregoing at any one time.

                    The Fund will only purchase securities that present
                  minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Board of Directors of Temporary Investment Fund, Inc. Securities purchased by the Fund (or the issuers of such securities) will be First Tier Eligible Securities which are rated at the time of purchase in the highest rating category by either Standard & Poor's Ratings Group or Moody's Investors Services, Inc., and will be rated in the highest rating category by any other nationally recognized statistical rating organization ( a "NRSRO") that rates such security (or its issuer).
--------------------------------------------------------------------------------

Investments       The Fund's investments may include the following:

U.S. Government   The Fund may purchase obligations issued or guaranteed by
Obligations       the U.S. Government or its agencies and instrumentalities
                  and related custodial receipts.

Bank Obligations  The Fund may purchase obligations of issuers in the banking industry, such as bank holding company obligations, certificates of deposit, bankers' acceptances and bank notes issued or supported by the credit of domestic banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Fund may also make interest-bearing savings deposits in domestic commercial and savings banks in amounts not in excess of 5% of the Fund's assets.

Commercial Paper  The Fund may invest in commercial paper, short-term notes and corporate bonds of domestic corporations that meet the Fund's quality and maturity requirements.

Asset-Backed      The Fund may invest in asset-backed securities which are
Obligations       backed by mortgages, installment sales contracts, credit
                  card receivables or other assets.


Investment        The Fund may invest in securities issued by other open-end
Company           investment companies that invest in the type of obligations
Securities        in which the Fund may invest and that determine their net
                  asset value per share based upon the amortized cost or penny rounding method. Investments in the securities of other investment companies will cause the Fund (and, indirectly the Fund's shareholders) to bear proportionately the costs incurred in connection with the other investment companies' operations.

Municipal         The Fund may, when deemed appropriate by the Adviser in
Obligations       light of the Fund's investment objective, invest in high
                  quality, short-term obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of money market instruments of comparable quality.

Variable and The Fund may purchase variable or floating rate notes, which Floating Rate are instruments that provide for adjustments in the interest
Instruments       rate on certain reset dates or whenever a specified interest rate index changes, respectively.

Repurchase        The Fund may enter into repurchase agreements.
Agreements

Reverse           The Fund may enter into reverse repurchase agreements. The
Repurchase        Fund is permitted to invest up to one-third of its total
Agreements and    assets in reverse repurchase agreements. The Fund may also
Securities        lend its securities with a value of up to one-third of its
Lending           total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

When-Issued and   The Fund may purchase securities on a "when-issued" or
Delayed           "delayed settlement" basis. The Fund expects that
Settlement        commitments to purchase when-issued or delayed settlement
Transactions      securities will not exceed 25% of the value of its total
                  assets absent unusual market conditions. The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective.

Illiquid          The Fund will not invest more than 10% of the value of its
Securities        total assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

Other Types of    This Prospectus describes the Fund's principal investment
Investments       strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. Any other types of investments will comply with the Fund's quality and maturity guidelines. These supplemental investment strategies are described in detail in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

Risk Factors      The principal risks of investing in the Fund are also
                  described above in the Risk/Return Summary. The following supplements that description.

Interest Rate     Generally, a fixed-income security will increase in value
Risk              when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

Credit Risk       The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S.
                  Government securities are generally considered to be the safest type of investment in terms of credit risk, with municipal obligations and corporate debt securities presenting somewhat higher credit risk. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

Other Risks       Certain investment strategies employed by the Fund may
                  involve additional investment risk. Liquidity risk involves certain securities which may be difficult or impossible to sell at the time and the price that the Fund would like.
                  Reverse repurchase agreements, securities lending transactions and when-issued or delayed delivery transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of the Fund's investment portfolio. The Fund does not currently intend to employ investment strategies that involve leverage risk.

Year 2000         Like other mutual funds, financial and business
                  organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year
                  2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.

Management of the Fund _________________________________________________________

Investment        The Adviser, a wholly-owned indirect subsidiary of PNC Bank,
Adviser           serves as the Fund's investment adviser. The Adviser and its affiliates are one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $46 billion. BIMC (formerly known as PNC
                  Institutional Management Corporation or "PIMC") was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway,
                  Wilmington, Delaware 19809.

                     As investment adviser, BIMC manages the Fund and is
                  responsible for all purchases and sales of the Fund's securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. BIMC and PFPC, the co-administrator, may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended September 30, 1998, the Fund paid investment advisory fees and administration fees each aggregating .08% (net of waivers) of its average net assets. The services provided by BIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

Shareholder Information ________________________________________________________

Price of Fund     The Fund's net asset value per share for purposes of pricing
Shares            purchase and redemption orders is determined by PFPC Inc.
                  ("PFPC"), the Funds co-administrator, as of 12:00 noon and 5:30 P.M., Eastern time, on each day on which both the New
                  York Stock Exchange and the Federal Reserve Bank of
                  Philadelphia are open for business (a "Business Day"). The net asset value per share of each class of the Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional
                  Purchase and Redemption Information." Under the 1940 Act, the Fund may postpone the date of payment of any redeemable security for up to seven days.

Purchase of       Fund shares are sold at the net asset value per share next
Shares            determined after confirmation  of a purchase order by PFPC, which also serves as the Fund's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, N.A. ("PNC Bank"), the Fund's custodian, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 5:30 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 5:30 P.M., Eastern time, if payment has been received by PNC
                  Bank by that time. Orders received at other times, and orders for which payment has not been received by 5:30 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) Between
                  3:00 P.M. and 5:30 P.M., Eastern time, purchase orders may only be transmitted by telephone, and the Fund reserves the right to limit the amount of such orders. The Fund may in its discretion reject any order for shares.
                     Payment for Fund shares may be made only in federal funds
                  or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for TempFund Shares; there is no minimum initial investment for TempFund Administration Shares, TempFund Dollar Shares,
                  TempFund Plus Shares, TempFund Cash Reserve Shares or
                  TempFund Cash Management Shares, however, broker-dealers and other institutional investors may set a minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for TempFund Shares for specific institutions whose aggregate relationship with the Provident
                  Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.
                     Fund shares are sold and redeemed without charge by the
                  Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.
                     Conflict of interest restrictions may apply to an
                  institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in TempFund Administration Shares, TempFund Dollar Shares,
                  TempFund Plus Shares, TempFund Cash Reserve Shares or
                  TempFund Cash Management Shares. (See also "Management of the Fund--Service Organizations," as described in the Statement of Additional Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisors before investing fiduciary funds in TempFund
                  Administration Shares, TempFund Dollar Shares, TempFund Plus
                  Shares, TempFund Cash Reserve Shares or TempFund Cash
                  Management Shares. (See also "Management of the Fund--
                  Banking Laws," as described in the Statement of Additional
                  Information).

Redemption of     Redemption orders must be transmitted to PFPC in Wilmington,
Shares            Delaware in the manner described under "Purchase of Shares."
                  Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order.
                  Telephone instructions for redemptions received between 3:00
                  P.M. and 5:30 P.M., Eastern time, on a Business Day are received for execution on that same day, however, the Fund reserves the right to make payment for such redemptions the next Business Day. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. Call 1-
                  800-441-7450 (in Delaware: 302-791-5350) to place redemption orders.

                     Payment for redeemed shares for which a redemption order
                  is received by PFPC by 5:30 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received on a day when PNC Bank is closed is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.
                     The Fund shall have the right to redeem shares in any
                  account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. In addition, the Fund may also redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

Distribution      The Fund offers six classes of shares. The difference
and Shareholder   between the classes of shares is the fees borne by a class
Service Plans     of shares pursuant to separate fees plans adopted by each
                  class. TempFund Shares do not bear any fees for distribution, servicing, shareholder servicing, sweep fees or cash sweep marketing services. The fees borne by the other classes are as follows:

            -------------------------------------------------------------------------
                                                                        Cash
                                              Shareholder       Cash    Sweep
                                      Service   Service   12b-1 Sweep Marketing Total
             Class                      Fee       Fee      Fee   Fee     Fee    Fees
             ------------------------ ------- ----------- ----- ----- --------- -----
             Administration Shares...  .10%        --       --    --      --    .10%
             Dollar Shares...........    --      .25%       --    --      --    .25%
             Plus Shares.............    --        --     .25%    --      --    .25%
             Cash Reserve Shares.....  .10%      .25%       --  .05%      --    .40%
             Cash Management Shares..  .10%      .25%       --  .05%    .10%    .50%
            -------------------------------------------------------------------------

                     Service Fees are paid for general shareholder liaison
                  services. Shareholder Service Fees are paid for services relating to the processing and administration of shareholder accounts. The Fund has adopted a plan pursuant to Rule 12b-
                  1. 12b-1 Fees are paid for distribution and sales support, and shareholder services. Cash Sweep Fees are paid for distribution and sales support, and shareholder services. Cash Sweep Fees are paid for providing a sweep service into the Fund. Cash Sweep Marketing Fees are paid for providing marketing administrative activities in connection with the sweep program.
                     Shares of the Fund are not sold to individuals, but may
                  be sold to the following entities, which hold the shares for the accounts of their customers.

                  Administration Shares, Dollar Shares, Cash Reserve Shares and Cash Management Shares are sold to institutional investors such as banks, saving and loan associations, and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"). Plus Shares are sold to broker-dealers. Because fees associated with the distribution and/or shareholder service plans are paid out of the Fund's assets on an outgoing basis, over time holders of the share classes described above may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD Regulation, Inc.

Dividends and     The Fund declares dividends daily and distributes
Distributions     substantially all of its net investment income to
                  shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.
                     Institutional shareholders may elect to have their
                  dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Fund's transfer agent, at P.O. Box
                  8950, Wilmington, Delaware 19885-9628 and will become effective after its receipt by PFPC with respect to dividends paid.

Taxes The Fund's distributions will generally be taxable to shareholders. The Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares.

                     PFPC, as transfer agent, will send each Fund shareholder
                  or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax treatment.

                     Dividends declared in December of any year, and payable
                  to shareholders of record on a specified date in December, will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

                     You should consult your tax adviser for further
                  information regarding the federal, state and local tax consequences with respect to your specific situation.

Financial Highlights ___________________________________________________________

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request. Administration Shares, Plus Shares, Cash Reserve Shares and Cash Management Shares of the Fund have not yet commenced operations, therefore no financial information has been provided for these classes.

TempFund Shares
The table below sets forth selected financial data for a TempFund Share outstanding throughout each year presented.

                                           Year Ended September 30,
                            ---------------------------------------------------------------------
                                  1998          1997          1996          1995          1994
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                     $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
-------------------------------------------------------------------------------------------------
Income from Investment
 Operations
  Net Investment Income         (.0549)        .0539         .0541         .0567         .0360
  Net Gains or Losses on
   Securities (both
   realized
   and unrealized)                  --            --            --            --            --
-------------------------------------------------------------------------------------------------
Total From Investment
 Operations                      .0549         .0539         .0541         .0567         .0360
-------------------------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
   investment income)           (.0549)       (.0539)       (.0541)       (.0567)       (.0360)
  Distributions (from
   capital gains)                   --            --            --            --            --
-------------------------------------------------------------------------------------------------
Total Distributions             (0.549)       (.0539)       (.0541)       (.0567)       (.0360)
-------------------------------------------------------------------------------------------------
Net Asset Value End of
 Period                        $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Total Return                     5.63%         5.53%         5.55%         5.82%         3.66%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Ratios/Supplement Data
  Net Assets, End of Year
   (000's)                  $9,686,491    $8,060,501    $5,715,004    $5,351,346    $4,480,851
  Ratio of Expenses to
   Average Daily Net
   Assets                         .18%(1)       .18%(1)       .18%(1)       .24%(1)       .25%(1)
  Ratio of Net Investment
   Income to Average Daily
   Net Assets                    5.50%         5.39%         5.41%         5.67%         3.60%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for TempFund Shares would have been .23% for the year ended September 30, 1998, .24% for the year ended September 30, 1997, .26% for the year ended September 30, 1996 and .27% for the years ended September 30, 1995 and 1994, respectively.

Financial Highlights (Continued) _______________________________________________
TempFund Dollar Shares
The table below sets forth selected financial data for a TempFund Dollar Share outstanding throughout each year presented.

                                  Year Ended September 30,
                         ----------------------------------------------------------
                             1998        1997        1996       1995        1994
-----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period      $  1.00     $  1.00     $  1.00    $  1.00     $  1.00
-----------------------------------------------------------------------------------
Income from Investment
 Operations
  Net Investment Income     .0524       .0514       .0516      .0542       .0335
  Net Gains or Losses on
   Securities (both
   realized and
   unrealized)                 --          --          --         --          --
-----------------------------------------------------------------------------------
Total From Investment
 Operations                 .0524       .0514       .0516      .0542       .0335
-----------------------------------------------------------------------------------
Less Distributions
  Dividends (from net
   investment income)      (.0524)     (.0514)     (.0516)    (.0542)     (.0335)
  Distributions (from
   capital gains)              --          --          --         --          --
-----------------------------------------------------------------------------------
Total Distributions        (.0524)     (.0514)     (.0516)    (.0542)     (.0335)
-----------------------------------------------------------------------------------
Net Asset Value, End of
 Period                   $  1.00     $  1.00     $  1.00    $  1.00     $  1.00
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Total Return                5.38%       5.27%       5.30%      5.57%       3.41%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Ratios/Supplement Data
  Net Assets, End of
   Year (000's)          $302,476    $355,284    $162,119    $81,828    $102,105
  Ratio of Expenses to
   Average Daily Net
   Assets                    .43%(1)     .43%(1)     .43%(1)    .49%(1)     .50%(1)
  Ratio of Net
   Investment Income to
   Average Daily Net
   Assets                   5.25%       5.14%       5.16%      5.42%       3.35%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

(1) Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for TempFund Dollar Shares would have been .48% for the year ended September 30, 1998, .49% for the year ended September 30, 1997, .51% for the year ended September 30, 1996 and .52% for the years ended September 30, 1995 and 1994, respectively.

Where to Find More Information _________________________________________________
The Statement of Additional Information ("the SAI") includes additional information about the Fund's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about the Fund's investments, performance and portfolio holdings.

Investors can get free copies of the above named documents, and make shareholder inquiries, by calling 1-800-821-7432. Other information is available on the Fund's web site at www.pif.com.

Information about the Fund (including the Fund's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

The Temporary Investment Fund, Inc. 1940 Act File No. is 811-2354

                                   TEMPCASH

                      AN INVESTMENT PORTFOLIO OFFERED BY
                        TEMPORARY INVESTMENT FUND, INC.


                                  PROSPECTUS

                               January 31, 1999


Bellevue Park Corporate Center     For purchase and redemption orders only
400 Bellevue Parkway               call:  800-441-7450 (in Delaware:
Wilmington, DE  19809              302-791-5350).  For yield information
                                   call: 800-821-6006 (TempCash Shares
                                   code:  21; TempCash Dollar Shares
                                   code:  23).  For other information
                                   call:  800-821-7432 or visit our web
                                   site at www.pif.com.




                              INVESTMENT ADVISER
                BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS
                               -----------------

                                                                           PAGE
                                                                           ----
RISK/RETURN SUMMARY......................................................

     Investment Goal.....................................................

     Investment Policies.................................................

     Principal Risks of Investing........................................

     Who May Want to Invest in the Fund..................................

     Performance Information.............................................

     Fees and Expenses...................................................

INVESTMENT STRATEGIES AND RISK DISCLOSURE................................

MANAGEMENT OF THE FUND...................................................

SHAREHOLDER INFORMATION..................................................

     Price of Fund Shares................................................

     Purchase of Shares..................................................

     Redemption of Shares................................................

     Shareholder Service Plan............................................

     Dividends and Distributions.........................................

     Taxes...............................................................

FINANCIAL HIGHLIGHTS.....................................................

                              RISK/RETURN SUMMARY



INVESTMENT GOAL:                The Fund seeks current income with liquidity and
                                stability of principal.

INVESTMENT POLICIES:            The Fund invests in a broad range of money
                                market instruments, including government, U.S.
                                and foreign bank and commercial obligations and repurchase agreements relating to such obligations. Under normal market conditions, at least 25% of the Fund's total assets will be invested in obligations of issuers in the financial services industry and repurchase agreements relating to such obligations.

PRINCIPAL RISKS OF INVESTING:   Although the Fund invests in money market
                                instruments which the investment adviser,
                                BlackRock Institutional Management Corporation
                                ("BIMC," or the "Adviser") believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. While the Fund seeks to maintain a constant net asset value of $1.00 per share, the Fund is also subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise.

                                Because of its concentration in the financial services industry, the Fund will be exposed to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, and general economic conditions. In addition, securities issued by foreign entities, including foreign banks and corporations may involve additional risks. Examples of these risks are the lack of available public information about the foreign issuer, and international economic or political developments which could affect the payment of principal and interest when due.

                                An investment in the Fund is not a deposit in PNC Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

WHO MAY WANT TO INVEST          The Fund is designed for institutional investors
IN THE FUND:                    seeking current income and stability of
                                principal. The Fund is particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

PERFORMANCE INFORMATION

     The Bar Chart and the Table below indicate the risks of investing in the Fund by showing how the performance of the Fund has varied from year to year. The Table shows how the Fund's average annual return for one, five and ten years compares to that of a selected market index. The Bar Chart and the Table assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how it will perform in the future.


                           [BAR GRAPH APPEARS HERE]

          TempCash Vs. IBC Financial Data's First Tier Institutional

                                         1989      1990     1991   1992    1993    1994   1995    1996     1997    1998
Provident Inst Funds:Tempcash Inst       9.56      8.42     6.27   3.83    3.15    4.30   6.02    5.44     5.62    5.55
IBC's First Tier Institutional           9.20      8.10     6.09   3.72    3.00    4.07   5.79    5.22     5.39    5.33


     During the ten-year period shown in the bar chart, the highest quarterly return was 10.15% (for the quarter ended June 30, 1989) and the lowest quarterly return was 3.07% (for the quarter ended March 31, 1993).

                                 THE FUND'S AVERAGE ANNUAL TOTAL  RETURN FOR
                                 PERIODS ENDED DECEMBER 31, 1998

--------------------------------------------------------------------------------
                                     1 Year     5 Years     10 Years

--------------------------------------------------------------------------------
TEMPCASH SHARES                      5.55%      5.29%       5.74%

--------------------------------------------------------------------------------
TEMPCASH DOLLAR SHARES               5.30%      5.04%       5.49%

--------------------------------------------------------------------------------
IBC'S MONEY FUND REPORT: FIRST
TIER INSTITUTIONS - ONLY
MONEY FUND AVERAGE*

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  7 DAY YIELD
                                                  AS OF DECEMBER 31, 1998

--------------------------------------------------------------------------------
TEMPCASH SHARES                                   5.05%

--------------------------------------------------------------------------------
TEMPCASH DOLLAR SHARES                            4.80%

--------------------------------------------------------------------------------
IBC'S MONEY FUND REPORT: FIRST TIER
INSTITUTIONS - ONLY MONEY FUND AVERAGE*           4.87%

--------------------------------------------------------------------------------


CURRENT YIELD: You may obtain the Fund's current 7-day yield by calling 1-800-821-7432 or by visiting its web site at www.pif.com.

-----------------------

* IBC'S MONEY FUND REPORT: FIRST TIER INSTITUTIONS - ONLY MONEY FUND AVERAGE IS COMPRISED OF MONEY FUNDS INVESTING IN FIRST TIER ELIGIBLE MARKET INSTRUMENTS.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund

                                               TEMPCASH
--------------------------------------------------------------------------------

                                   TEMPCASH             TEMPCASH
                                   SHARES               DOLLAR SHARES
                                   --------------       -------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
from Fund assets)
Management Fees                         .15%                .15%
Other Expenses                          .17%                .42%
   Administration Fees                       .15%                .15%
   Shareholder Servicing Fees                -- %                .25%
   Miscellaneous                             .02%                .02%

Total Annual Fund
  Operating Expenses(1)                 .32%                .57%
                                        ====                ====

--------------------------------------------------------------------------------

(1) Total Annual Fund Operating Expenses for TempCash Shares and TempCash Dollar Shares for the fiscal year ended September 30, 1998, with fee waivers, would have been .18% and .43%, respectively, of the Fund's average net assets. The Adviser and PFPC Inc., the Fund's co-administrator, may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The Adviser and PFPC expect to continue such fee waivers, but can terminate the waivers upon 120 days prior written notice to the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          TEMPCASH
-----------------------------------------------------------

                   TEMPCASH        TEMPCASH
                   SHARES          DOLLAR SHARES

-----------------------------------------------------------
One Year            $ 33               $ 58

Three years         $103               $183

Five Years          $180               $318

Ten Years           $406               $714
-----------------------------------------------------------

                   INVESTMENT STRATEGIES AND RISK DISCLOSURE

     The Fund is a money market fund. The investment objective of the Fund is to seek current income and stability of principal. The Fund's investment objective may be changed by the Board of Directors without shareholder approval. The Fund invests in a broad range of money market instruments, including government, U.S. and foreign bank and commercial obligations and repurchase agreements relating to such obligations. At least 25% of the Fund's total assets will be invested in obligations of issuers in the financial services industry and repurchase agreements relating to such obligations, unless the Fund is in a temporary defensive position.

     The Fund invests in securities maturing within 13 months or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Fund may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months. The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and other rules of the Securities and Exchange Commission. Pursuant to Rule 2a-7, the Fund generally will limit its purchases of any one issuer's securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) to 5% of the Fund's total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days; provided that the Fund may not invest more than 25% of its total assets in the securities of more than one issuer in accordance with the foregoing at any one time.

     The Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Board of Directors of Temporary Investment Fund, Inc. Securities purchased by the Fund (or the issuers of such securities) will be First Tier Eligible Securities. First Tier Eligible Securities are:

     . securities that have ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs"), or one NRSRO, if the security or guarantee was only rated by one NRSRO;

     . securities that are issued or guaranteed by a person with such ratings;

     . securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees;

     . securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities; or

     . securities issued by other open-end investment Companies that invest in the type of obligations in which the Fund may invest.

     Investments. The Fund's investments may include the following:

     U.S. Government Obligations. The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and related custodial receipts.

     Bank Obligations. The Fund may purchase obligations of issuers in the banking industry, such as bank holding company obligations and certificates of deposit, bankers' acceptances, bank notes and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Fund may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the Adviser deems the instrument to present minimal credit risks. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its assets.

     Commercial Paper. The Fund may invest in commercial paper and short-term notes and corporate bonds that meet the Fund's quality and maturity restrictions. Commercial paper purchased by the Fund may include instruments issued by foreign issuers, such as Canadian Commercial Paper, which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

     Asset-Backed Obligations. The Fund may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Purchasable mortgage-related securities also include adjustable rate securities. The Fund currently intends to hold CMOs only as collateral for repurchase agreements.

     Investment Company Securities. The Fund may invest in securities issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest and that determine their net asset value per share based upon the amortized cost or penny rounding method. Investments in the securities of other investment companies will cause the Fund (and, indirectly the Fund's shareholders) to bear proportionately the costs incurred in connection with the other investment companies' operations.

     Municipal Obligations. The Fund may, when deemed appropriate by the Adviser in light of the Fund's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of money market instruments of comparable quality.

     Guaranteed Investment Contracts. The Fund may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively "GICs"), issued by highly rated U.S. insurance companies. GIC investments that do not provide for payment within seven days after notice are subject to the Fund's policy regarding investments in illiquid securities.

     Variable and Floating Rate Instruments. The Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

     Repurchase Agreements.  The Fund may enter into repurchase agreements.

     Reverse Repurchase Agreements and Securities Lending. The Fund may enter into reverse repurchase agreements. The Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements. The Fund may also lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

     When-Issued and Delayed Settlement Transactions. The Fund may purchase securities on a "when-issued" or "delayed settlement" basis. The Fund expects that commitments to purchase when-issued or delayed settlement securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective.

     Illiquid Securities. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

     Other Types of Investments. This Prospectus describes the Fund's principal investment strategies, and the particular types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. Any other types of investments will comply with the Fund's quality and maturity guidelines. These supplemental investment strategies are described in detail in the Statement of Additional Information, which is referred to on the back cover of this Prospectus.

     RISK FACTORS. The principal risks of investing in the Fund are also described above in the Risk/Return Summary. The following supplements that description.

     Interest Rate Risk. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. As a result, if interest rates were to change rapidly, there is a risk that the change in market value of the Fund's assets may not enable the Fund to maintain a stable net asset value of $1.00 per share.

     Credit Risk. The risk that an issuer will be unable to make principal and interest payments when due is known as "credit risk." U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk, with municipal obligations and corporate debt securities presenting somewhat higher credit risk. Credit quality ratings published by an NRSRO are widely accepted measures of credit risk. The lower a security is rated by an NRSRO, the more credit risk it is considered to represent.

     Other Risks. Certain investment strategies employed by the Fund may involve additional investment risk. Liquidity risk involves certain securities which may be difficult or impossible to sell at the time and the price that the Fund would like. Reverse repurchase agreements, securities lending transactions and when-issued or delayed delivery transactions may involve leverage risk.

Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of the Fund's investment portfolio. The fund does not currently intend to employ investment strategies that involve leverage risk.

     Concentration. The Fund intends to concentrate more than 25% of its total assets in the obligations of issuers in the financial services industry and repurchase agreements relating to such obligations. Because the Fund concentrates its assets in the financial services industry it will be exposed to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, and general economic conditions.

     Foreign Exposure. Securities issued by foreign entities, including foreign banks and corporations, may involve additional risks and considerations. Extensive public information about the foreign issuer may not be available, and unfavorable political, economic or governmental developments in the foreign country involved could affect the payment of principal and interest.

     Year 2000.   Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers, or persons with whom they deal, do not properly process and calculate date-related information and data from and after January 1, 2000. This possibility is commonly known as the "Year 2000 Problem." The Fund has been advised by the Adviser, the Administrators and the Custodian that they are actively taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. While there can be no assurance that the Fund's service providers will be Year 2000 compliant, the Fund's service providers expect that their plans to be compliant will be achieved.


                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

     The Adviser, a wholly-owned indirect subsidiary of PNC Bank, serves as the Fund's investment adviser. The Adviser and its affiliates are one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $46 billion. BIMC (formerly known as PNC Institutional Management Corporation or "PIMC") was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809.

     As investment adviser, BIMC manages the Fund and is responsible for all purchases and sales of the Fund's securities. For the investment advisory services provided and expenses assumed by it, BIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets.
BIMC and PFPC, the co-administrator, may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by BIMC and PFPC with respect to a particular fiscal year are not recoverable. For the fiscal year ended September 30, 1998, the Fund paid investment advisory fees and administration fees each aggregating .08% (net of waivers) of its average net assets. The services provided by BIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

                            SHAREHOLDER INFORMATION

PRICE OF FUND SHARES

     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PFPC Inc. ("PFPC"), the Funds co-administrator, as of 12:00 noon and 4:00 P.M., Eastern time, on each day on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). The net asset value per share of each class of the Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." Under the 1940 Act, the Fund may postpone the date of payment of any redeemable security for up to seven days.

PURCHASE OF SHARES

     Fund shares are sold at the net asset value per share next determined after confirmation of a purchase order by PFPC, which also serves as the Fund's transfer agent. Purchase orders for shares are accepted only on Business Days and must be transmitted to PFPC in Wilmington, Delaware by telephone (800-441-7450; in Delaware: 302-791-5350) or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, N.A. ("PNC Bank"), the Fund's custodian, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 3:00 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the institution placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

     Payment for Fund shares may be made only in federal funds or other funds immediately available to PNC Bank. The minimum initial investment by an institution is $3 million for TempCash Shares and $5,000 for TempCash Dollar Shares; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund, at its discretion, may reduce the minimum initial investment for TempCash Shares for specific institutions whose aggregate relationship with the Provident Institutional Funds is substantially equivalent to this $3 million minimum and warrants this reduction.

     Fund shares are sold and redeemed without charge by the Fund. Institutional investors purchasing or holding Fund shares for their customer accounts may charge customer fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in TempCash Dollar Shares. (See also "Management of the Fund -- Service Organizations," as described in the Statement of Additional Information.) Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisors before investing fiduciary funds in TempCash Dollar Shares. (See also "Management of the Fund -- Banking Laws," as described in the Statement of Additional Information.)

REDEMPTION OF SHARES

     Redemption orders must be transmitted to PFPC in Wilmington, Delaware in the manner described under "Purchase of Shares." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. Call 1-800-441-7450 (in Delaware: 302-791-
5350) to place redemption orders.

     Payment for redeemed shares for which a redemption order is received by PFPC by 3:00 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 3:00 P.M. and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

     The Fund shall have the right to redeem shares in any TempCash Shares account if the value of the account is less than $100,000, and in any TempCash Dollar Shares account if the value of the account is less than $1,000, after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its TempCash Shares account to $100,000 or more or its TempCash Dollar Shares account to $1,000 or more, no such redemption shall take place. In addition, the Fund may also redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

SHAREHOLDER SERVICE PLAN

     Institutional investors, such as banks, savings and loan associations and other financial institutions, including affiliates of PNC Bank Corp. ("Service Organizations"), may purchase Dollar Shares. TempCash Dollar Shares are identical in all respects to TempCash Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares.
TempCash Shares are sold to institutions that have not entered into servicing agreements with the Fund in connection with their investments.

DIVIDENDS AND DISTRIBUTIONS

     The Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class.

     Dividends are determined in the same manner for each class of shares of the Fund. TempCash Dollar Shares bear all the expense of fees paid to Service Organizations, and as a result, at any given time, the dividend on TempCash Dollar Shares will be approximately .25% lower than the dividend on TempCash Shares.

     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvestment elections, and any revocations thereof, must be made in writing to PFPC, the Fund's transfer agent, at P.O. Box 8950, Wilmington, Delaware 19885-9628 and will become effective after its receipt by PFPC with respect to dividends paid.

TAXES



     The Fund's distributions will generally be taxable to shareholders. The Fund expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares.

     PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax treatment.

     Dividends declared in December or any year, and payable to shareholders of record on a specified date in December, will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

     You should consult your tax adviser for further information regarding the federal, state and local tax consequences with respect to your specific situation.

                             FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.


                                TEMPCASH SHARES
    The table below sets forth selected financial data for a TempCash Share outstanding throughout each year presented.

                            YEAR ENDED SEPTEMBER 30,
                            ------------------------

                                    1998          1997          1996          1995           1994
                                 -----------  ------------  ------------  -------------  -------------
Net Asset Value, Beginning of         $1.00    $     1.00    $     1.00     $     1.00     $     1.00
 Period                          -----------  ------------  ------------  -------------  -------------

Income from Investment Operations
Net Investment Income                 .0552         .0541         .0542          .0575          .0370

Net Gains or Losses on Securities
  (both realized and unrealized)         --            --            --             --             --
                                 ----------    ----------    ----------     ----------     ----------
Total From Investment Operations      .0552         .0541         .0542          .0575          .0370
                                 ----------    ----------    ----------     ----------     ----------

Less Distributions
Dividends (from net investment
 income)                             (.0552)       (.0541)       (.0542)        (.0575)        (.0370)
Distributions (from capital
 gains)                                  --            --            --             --             --
Total Distributions                  (.0552)       (.0541)       (.0542)        (.0575)        (.0370)
                                 ----------    ----------    ----------     ----------     ----------
Net Asset Value End of Period    $     1.00    $     1.00    $     1.00     $     1.00     $     1.00
                                 ==========    ==========    ==========     ==========     ==========

Total Return                          5.66%          5.55%         5.56%          5.90%          3.76%

Ratios/Supplement Data
Net Assets, End of Year (000's)  $2,499,114    $1,991,037    $1,835,326     $1,316,166     $2,330,456
Ratio of Expenses to Average
 Daily
Net Assets                             .18%/1/        .18%/1/       .18%/1/        .16%/1/        .16%/1/
Ratio of Net Investment Income
 to Average Daily Net Assets          5.52           5.41%         5.42%          5.75%          3.70%

_________________

1 Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for TempCash Shares would have been .32% for the year ended September 30, 1998, .30% for the year ended September 30, 1997, .33% for the year ended September 30, 1996, .30% for the year ended September 30, 1995 and .33% for the year ended September 30, 1994.

                             TEMPCASH DOLLAR SHARES

The table below sets forth selected financial data for a TempCash  Dollar Share outstanding throughout each year presented.

                            YEAR ENDED SEPTEMBER 30,
                            ------------------------

                                    1998          1997          1996          1995           1994
                                 -----------  ------------  ------------  -------------  -------------
Net Asset Value, Beginning of    $     1.00    $     1.00    $     1.00     $     1.00     $     1.00
 Period                          ----------    ----------    ----------     ----------     ----------
Income from Investment
 Operations
Net Investment Income                 .0527         .0516         .0517          .0550          .0345
Net Gains or Losses on Securities
  (both realized and unrealized)         --            --            --             --             --
                                 ----------    ----------    ----------     ----------     ----------
Total From Investment Operations      .0527         .0516         .0517          .0550          .0345
                                 ----------    ----------    ----------     ----------     ----------

Less Distributions
Dividends (from net investment
 income)                             (.0527)       (.0516)       (.0517)        (.0550)        (.0345)
Distributions (from capital gains)       --            --            --             --             --
                                 ----------    ----------    ----------     ----------     ----------
Total Distributions                  (.0527)       (.0516)       (.0517)        (.0550)        (.0345)
                                -----------    ----------    ----------     ----------     ----------
Net Asset Value End of Period    $     1.00    $     1.00    $     1.00     $     1.00     $     1.00
                                 ==========    ==========    ==========     ==========     ==========
Total Return                           5.41%         5.29%         5.31%          5.65%          3.51%

Ratios/Supplement Data           $  503,809    $  401,529    $  527,830     $  454,156     $  397,948
Net Assets, End of Year (000's)
Ratio of Expenses to Average
 Daily
Net Assets                             .43%/1/        .43%/1/       .43%/1/        .41%/1/        .41%/1/
Ratio of Net Investment Income
 to Average Daily Net Assets          5.27%          5.16%         5.17%          5.50%          3.45%

_________________

/1/ Without the waiver of advisory and administration fees, the ratio of expenses to average daily net assets for TempCash Dollar Shares would have been
 .57% for the year ended September 30, 1998, .55% for the year ended September 30, 1997, .58% for the year ended September 30, 1996, .55% for the year ended September 30, 1995 and .58% for the year ended September 30, 1994.

WHERE TO FIND MORE INFORMATION

The Statement of Additional Information (the "SAI") includes additional information about the Fund's investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference). The Annual and Semi-Annual Reports provide additional information about the Fund's investments, performance and portfolio holdings.

Investors can get free copies of the above named documents, and make shareholder
inquiries, by calling 1-800-821-7432.   Other information is available on the
Fund's web site at www.pif.com.

Information about the Fund (including the Fund's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

The Temporary Investment Fund, Inc. 1940 Act File No. is 811-2354

                             TEMPFUND and TEMPCASH

                       Investment Portfolios Offered By
                        Temporary Investment Fund, Inc.

                      Statement of Additional Information

                               January 31, 1999

                               Table of Contents
                               -----------------

                                                                            Page
                                                                            ----

THE COMPANY..................................................................  2
INVESTMENT OBJECTIVES AND POLICIES...........................................  2
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................... 10
MANAGEMENT OF THE FUNDS...................................................... 13
ADDITIONAL INFORMATION CONCERNING TAXES...................................... 23
DIVIDENDS.................................................................... 24
ADDITIONAL YIELD INFORMATION................................................. 25
ADDITIONAL DESCRIPTION CONCERNING SHARES..................................... 27
COUNSEL...................................................................... 28
AUDITORS..................................................................... 29
MISCELLANEOUS................................................................ 29
APPENDIX A...................................................................A-1


          This Statement of Additional Information is meant to be read in conjunction with the Prospectuses for the TempFund and TempCash portfolios, each dated January 31, 1999, and is incorporated by reference in its entirety into each Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the TempFund or TempCash portfolios should be made solely upon the information contained herein. Copies of a Prospectus for TempFund or TempCash may be obtained by calling 800-821-7432. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                                  THE COMPANY

          Temporary Investment Fund, Inc. (the "Company") is a no-load, diversified, open-end investment company presently offering shares in two separate money market portfolios - TempFund and TempCash (individually, a "Fund"; collectively, the "Funds").

          Although TempFund and TempCash have the same investment adviser and have comparable investment objectives, their yields will normally vary due to their differing cash flows and their differing types of portfolio securities (for example, TempCash invests in obligations of foreign governments, foreign banks and foreign branches of U.S. banks and TempFund does not).


                       INVESTMENT OBJECTIVES AND POLICIES

          As stated in the Funds' Prospectuses, the investment objective of each Fund is to seek current income and stability of principal, and the Funds do so by investing in a portfolio of money market instruments. The following policies supplement the description of each Fund's investment objective and policies as contained in the applicable Prospectuses.

Portfolio Transactions
----------------------

          Subject to the general control of the Company's Board of Directors, BlackRock Institutional Management Corporation ("BIMC"), each Fund's investment adviser, is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for a Fund. BIMC purchases portfolio securities for the Funds either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually without brokerage commissions. In making portfolio investments, BIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, BIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Company with research advice or other services. For the fiscal years ended September 30, 1996, 1997 and 1998, TempFund and TempCash paid no brokerage commissions.

          BIMC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to their maturity at their original cost plus interest (interest may sometimes be adjusted to reflect the actual maturity of the securities) if BIMC believes that a Fund's anticipated need for liquidity makes such action desirable. Certain dealers (but not issuers) have charged and may in the future charge a higher price for commercial paper where they undertake to repurchase prior to maturity. The payment of a higher price in order to obtain such an undertaking reduces the yield which might otherwise be received by a Fund on the commercial paper. The Company's Board of Directors has authorized BIMC to pay a higher price for commercial paper where it secures such an undertaking if BIMC believes that the prepayment privilege is desirable to assure a Fund's liquidity and such an undertaking cannot otherwise be obtained.

          Investment decisions for each Fund are made independently from those for another of the Company's portfolios or other investment company portfolios or accounts advised or managed by BIMC. Such other portfolios may also invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other portfolios, transactions are averaged as to price, and available investments allocated as to amount, in a manner which BIMC believes to be equitable to each portfolio, including either Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund. To the extent permitted by law, BIMC may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other portfolios in order to obtain best execution.

          The Funds will not execute portfolio transactions through or acquire portfolio securities issued by BIMC, PNC Bank, National Association ("PNC Bank"), PFPC Inc. ("PFPC"), and Provident Distributors, Inc. ("PDI"), or any affiliated person (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")) of any of them, except to the extent permitted by the Securities and Exchange Commission (the "SEC"). In addition, with respect to such transactions, securities, deposits and agreements, the Funds will not give preference to Service Organizations with whom a Fund enters into agreements concerning the provision of support services to customers who beneficially own Administration, Dollar, Plus, Cash Reserve or Cash Management Shares. (See the applicable Prospectus, "Management of the Fund -- Service Organizations.")

          The TempFund Portfolio does not intend to seek profits through short-term trading. Each Fund's annual portfolio turnover will be relatively high, but is not expected to have a material effect on its net income. Each Fund's portfolio turnover rate is expected to be zero for regulatory reporting purposes.

Additional Information on Portfolio Instruments
-----------------------------------------------

          Variable and Floating Rate Instruments. With respect to the variable and floating rate instruments described in the applicable Prospectuses, the investment adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial ability to meet payment.

          Repurchase Agreements. Collateral for a repurchase agreement may include obligations issued by the U.S. Government or its agencies or instrumentalities or obligations rated in the highest category by a nationally recognized statistical rating organization (an "NRSRO"). The repurchase price under the repurchase agreements described in the Funds' Prospectuses generally equals the price paid by that Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Company's custodian or sub-custodian, or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

          When-Issued Purchases. As stated in the Funds' Prospectuses, each Fund may purchase securities on a when-issued basis. When a Fund agrees to purchase when-issued securities, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case that Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. A Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. Neither Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective. Each Fund reserves the right to sell these securities before the settlement date if it is deemed advisable.

          U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be held by a Fund include U.S. Treasury Bills, Treasury Notes, and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal Farm Credit Banks, Maritime Administration, Tennessee Valley Authority, Washington D.C. Armory Board, and International Bank for Reconstruction and Development. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

          Mortgage-Related and Other Asset-Backed Securities. Mortgage-related securities include fixed and adjustable Mortgage Pass-Through Certificates, which provide the holder with a pro-rata share of interest and principal payments on a pool of mortgages, ordinarily on residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Pass-Through Certificates guaranteed by GNMA (also known as "Ginnie Maes") are guaranteed as to the timely payment of principal and interest by GNMA, whose guarantee is backed by the full faith and credit of the United States. Mortgage-related securities issued by FNMA include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the FNMA to borrow from the Treasury. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs"). Freddie Macs are not guaranteed by the United States or by any Federal Home

Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC is required to remit the amount due on account of its guarantee of ultimate payment of principal no later than one year after it becomes payable.

          TempCash may also invest in classes of collateralized mortgage obligations ("CMOs") which have a remaining maturity of 397 days or less in accordance with the requirements of Rule 2a-7 under the 1940 Act. Each class of a CMO, which frequently elect to be taxed as a real estate mortgage investment conduit ("REMIC"), represents an ownership interest in, and the right to receive a specified portion of, the cash flow consisting of interest and principal on a pool of residential mortgage loans or mortgage pass-through securities ("Mortgage Assets"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including GNMA, FNMA and FHLMC, or issued by trusts formed by private originators of, or investors in, mortgage loans. Classes in CMOs which a Fund may hold are known as "regular" interests. CMOs also issue "residual" interests, which in general are junior to and more volatile than regular interests. TempCash does not intend to purchase residual interests.

          The Funds may also invest in non-mortgage asset-backed securities (backed, e.g., by installment sales contracts, credit card receivables or other
         ----
assets). Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

          The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference may be that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time.
                                        ----
As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

          In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

          These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

          Banking Industry Obligations. For purposes of TempCash's investment policies with respect to obligations of issuers in the banking industry, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign banks in which TempCash may invest include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.

          Special Considerations Regarding Foreign Investments. TempCash's investments in the obligations of foreign issuers, including foreign governments, foreign banks and foreign branches of U.S. banks, may subject TempCash to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, interest limitations, the possible establishment of exchange controls, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. TempCash will acquire securities issued by foreign issuers, including foreign governments, foreign banks and foreign branches of U.S. banks, only when the Fund's investment adviser believes that the risks associated with such instruments are minimal.

          Guaranteed Investment Contracts. Pursuant to its investments in guaranteed investment contracts and similar funding agreements ("GICs"), TempCash makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index). The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. TempCash will only purchase GICs from insurance companies which, at the time of purchase, are rated "A+" by A.M. Best Company, have assets of $1 billion or more and meet quality and credit standards established by the adviser under guidelines approved by the Board of Directors. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some GICs does not currently exist.

          Municipal Obligations. As stated in the Funds' Prospectuses, each Fund may invest in obligations issued by state and local governmental entities. Municipal securities are issued by various public entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are considered to be municipal securities and may be purchased by a Fund. Dividends paid by a Fund that are derived from interest on municipal securities would be taxable to that Fund's shareholders for federal income tax purposes.

          Restricted and Other Illiquid Securities. The SEC has adopted Rule 144A under the Securities Act of 1933 (the "1933 Act") that allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers.

          Each Fund's investment adviser will monitor the liquidity of restricted and other illiquid securities under the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the unregistered nature of a
          ----- ----
Rule 144A security; (2) the frequency of trades and quotes for the Rule 144A security; (3) the number of dealers wishing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security; (5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A
                        ----
security, the method of soliciting offers and the mechanics of the transfer).

          NRSRO Ratings. The ratings by NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity, and interest rate may have different market prices. The Appendix to this Statement of Additional Information contains a description of the relevant rating symbols used by NRSROs for commercial paper that may be purchased by each Fund.

Investment Limitations
----------------------

          The Funds' Prospectuses summarize certain investment limitations that may not be changed without the affirmative vote of the holders of a majority of such Fund's outstanding shares (as defined below under "Miscellaneous"). Below is a complete list of each Fund's investment limitations that may not be changed without such a vote of shareholders.

          A Fund may not:

          1. Purchase any securities other than so-called money market instruments, including U.S. Treasury Bills; other obligations issued or guaranteed by the federal government, its agencies or instrumentalities; certificates of deposit; bankers' acceptances; and commercial paper (including variable rate demand notes); some of which may be subject to repurchase agreements, but each Fund may make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the value of the Fund's assets, and TempCash may make time deposits.

          2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of a Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. (A loan limitation in excess of 5% is generally associated with a leveraged fund, but since a Fund anticipates paying interest on borrowed money at rates comparable to its yield, the potential for improving income by such borrowing is remote. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests if they should occur and is not for leverage purposes.)

          3. With respect to TempFund, purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities, certificates of deposit, and bankers' acceptances and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy. The Fund interprets the exception for "certificates of deposit, and bankers' acceptances" in this fundamental policy to include other similar obligations of domestic banks.

          4. With respect to TempCash, purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in obligations of issuers in the banking industry or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, 25% or more of the value of its total assets to be invested in the obligations of issuers in any other industry, provided that (a) there is no limitation with respect to investments in U.S. Treasury Bills and other obligations issued or guaranteed by the federal government, its agencies and instrumentalities and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.

          5. Purchase securities of any one issuer, other than the federal government, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation.

          6. Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          7. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs.

          8. Acquire voting securities of any issuer or acquire securities of other investment companies.

          9. Purchase or sell real estate. However, each Fund may purchase commercial paper issued by companies which invest in real estate or interests therein.

          10. Purchase securities on margin, make short sales of securities or maintain a short position.

          11. Act as an underwriter of securities.

                       *              *               *

          The percentage restrictions on borrowing and collateralization contained in the second investment limitation above are based on a Fund's total assets, and any interest paid by that Fund on its borrowings pursuant to this investment limitation would reduce the Fund's income. It is currently each Fund's policy not to purchase portfolio securities while borrowings in excess of 5% of that Fund's net assets are outstanding. Further, with respect to the above-stated third limitation with respect to TempFund and the fourth limitation with respect to TempCash, each Fund will consider wholly-owned finance companies to be in the industries of their parents, if their activities are primarily related to financing the activities of their parents, and will divide utility companies according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry. Neither Fund will invest in inverse floaters, range notes or mortgage derived interest only notes. The policy and practices stated in this paragraph may be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares, but any such change would be disclosed in such Fund's Prospectuses prior to implementation.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

In General
----------

          Information on how to purchase and redeem each Fund's shares is included in the applicable Prospectuses. The issuance of shares is recorded on a Fund's books, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

          The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Company believes that the purchase of TempFund and TempCash shares by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.

          Prior to effecting a redemption of shares represented by certificates, PFPC, the Company's transfer agent, must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance the signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Signature Program (MSP) and the New York Stock Exchange, Inc. Medallion Securities Program. Signature guarantees that are not part of these programs will not be accepted. A Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

          Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          In addition, a Fund may redeem shares involuntarily in certain other instances if the Board of Directors determines that failure to redeem may have material adverse consequences to that Fund's shareholders in general. Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of such Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable. In such a case, a Fund may make payment wholly or partly in securities or other property, valued in the same way as that Fund determines net asset value. (See "Net Asset Value" below for an example of when such redemption or form of payment might be appropriate.) Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs, if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

          Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one of the Company's portfolios, or classes or sub-classes of shares, must maintain a separate Master Account for each Fund's class or sub-class of shares. Institutions may also arrange with PFPC for certain sub-accounting services (such as purchase, redemption, and dividend recordkeeping). Sub-accounts may be established by name or number either when the Master Account is opened or later.

Net Asset Value
---------------

          Net asset value per share of each class of shares in a particular Fund is calculated by adding the value of all portfolio securities and other assets belonging to a Fund that are attributable to a class, subtracting the Fund's liabilities attributable to the class, and dividing the result by the number of outstanding shares in the class. "Assets belonging to" a Fund consist of the consideration received upon the issuance of Fund shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio. Assets belonging to a Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Company allocated on a daily basis in proportion to the relative net assets of each of the Company's portfolios. Determinations made in good faith and in accordance with generally accepted accounting principles by the Company's Board of Directors as to the allocation of any assets or liabilities with respect to a Fund are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund except for payments to Service Organizations which are borne solely by Dollar Shares.

          As stated in the Funds' Prospectuses, in computing the net asset value of its shares for purposes of sales and redemptions, each Fund uses the amortized cost method of valuation. Under this method, a Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate amortization of any discount or premium until maturity of the security. As a result, the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in valuations of a Fund's securities which are higher or lower than the market value of such securities.

          In connection with its use of amortized cost valuation, each Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than thirteen months (397 days) (with certain exceptions). The Company's Board of Directors has also established procedures, pursuant to rules promulgated by the SEC, that are intended to stabilize each Fund's net asset value per share for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which a Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten a Fund's average portfolio maturity, redeeming shares in kind, reducing or withholding dividends, or utilizing a net asset value per share determined by using available market quotations.

                            MANAGEMENT OF THE FUNDS

Directors and Officers
----------------------

          The Company's directors and executive officers, their addresses, ages, principal occupations during the past five years and other affiliations are as follows:


                                            Principal Occupations
                             Position with  During Past 5 Years and
Name and Address              the Company   Other Affiliations
---------------------------  -------------  ------------------

G. NICHOLAS BECKWITH, III    Director       President and Chief Executive Officer,
Beckwith Machinery Company                  Beckwith Machinery Company; First
Pittsburgh, PA  15221                       Vice Chairman of the Board of Directors,
Age:  54                                    University of Pittsburgh Medical Center  Shadyside/Presbyterian Hospitals; Second Vice
                                            Chairman of the Board of Directors, University of Pittsburgh Medical Center Health
                                            System; Board of Overseers, Brown University School of Medicine; Board of Trustees,
                                            Shady Side Academy; Trustee, Claude Worthington Benedum Foundation; Trustee, Chatham
                                            College.

PHILIP E. COLDWELL2,3,4      Director       Economic Consultant;
Coldwell Financial                          Member of the Board of
Consultants                                 Governors of the Federal
3330 Southwestern Blvd.                     Reserve System, 1974 to 1980;
Dallas, TX  75225                           President, Federal Reserve Bank
Age: 76                                     of Dallas, 1968 to 1974; Director, Maxus Energy Corporation (energy and chemical products) 1987 to 1993; Director, Diamond Shamrock Corporation (energy and chemical products) until 1987.

ROBERT R. FORTUNE2,3,4       Director       Financial Consultant;
2920 Ritter Lane                            Chairman, President, and Chief
Allentown, PA  18104                        Executive Officer, Associated
Age: 82                                     Electric & Gas Insurance Services
                                            Limited, from July 1984 to July 1993;
                                            Member of the Financial Executives
                                            Institute and American Institute of
                                            Certified Public Accountants.

JERROLD B. HARRIS            Director       President and Chief
706 Haldane Drive                           Executive Officer, VWR
Kennett Square, PA  19348                   Scientific Products Corp. 1990 to
Age: 56                                     present.

                                              Principal Occupations
                             Position with    During Past 5 Years and
Name and address             the Company      Other Affiliations
----------------             -------------    -----------------------
RODNEY D. JOHNSON3,4         Director         President, Fairmount Capital
Fairmount Capital                             Advisors, Inc. (financial
Advisors, Inc.                                advising), since 1987.
1435 Walnut Street
Drexel Building
Philadelphia, PA 19102
Age: 57

G. WILLING PEPPER1,2         Chairman of the  Retired; Chairman of the
128 Springton Lake Road      Board            Board, The Institute for
Media, PA 19063                               Cancer Research until 1979;
Age: 90                                       Director, Philadelphia National Bank until
                                              1978; President, Scott Paper Company, 1971
                                              to 1973; Chairman of the Board, Specialty
                                              Composites Corporation until May 1984.

THOMAS H. NEVIN              President        Managing Director, BIMC (since 1997);
Bellevue Park Corp. Center                    prior thereto, President and Chief
400 Bellevue Parkway                          Investment Officer, BIMC.
Wilmington, DE  19809
Age: 51

LISA M. BUONO                Treasurer        Vice President, Provident
Bellevue Park Corporate                       Advisors, Inc. since 1997;
Center                                        prior thereto, Director of
400 Bellevue Parkway                          Finance and Compliance, PDI
Wilmington, DE 19809                          (1993-1996)
Age: 34

W. BRUCE McCONNEL, III       Secretary       Partner of the law firm of
Philadelphia National Bank                   Drinker Biddle & Reath LLP,
  Bldg.                                      Philadelphia, Pennsylvania.
1345 Chestnut Street
Philadelphia, PA 19107-3496
Age: 55

--------------------

1 This director is considered by the Company to be an "interested person" of the Company as defined in the 1940 Act.

2    Executive Committee Member.

3    Audit Committee Member.

4    Nominating Committee Member.

          During intervals between meetings of the Board, the Executive Committee may exercise the authority of the Board of Directors in the management of the Company's business to the extent permitted by law.

          Each director of the Company serves as a trustee of Trust for Federal Securities ("Fed") and Municipal Fund for Temporary Investment ("Muni"). In addition, Messrs. Fortune and Pepper are directors of Independence Square Income Securities, Inc. ("ISIS") and Managing General Partners of Chestnut Street Exchange Fund ("Chestnut"); Messrs. Johnson and Pepper are directors of Municipal Fund for California Investors, Inc. ("Cal Muni"); and Mr. Johnson is a director of Municipal Fund for New York Investors, Inc. ("New York Muni") and a director of International Dollar Reserve Fund ("IDR").

          Each of the Company's officers holds like offices with Fed and Muni. In addition, Mr. Pepper is Chairman of the Board of Cal Muni. Each of the investment companies named above receives various advisory and other services from PIMC and/or PNC Bank. Of the above-mentioned funds, PDI or an affiliate provides distribution services to Fed, Muni, Cal Muni, New York Muni and IDR. Of the above-mentioned funds, PFPC and/or PDI (or an affiliate) provide administrative services to Fed, Muni, Cal Muni, New York Muni and IDR.

          The following chart provides certain information for the fiscal year ended September 30, 1998 about the fees received by the directors of the Company as directors and/or officers of the Company and as directors and/or trustees of the Fund Complex.

                                                                                    Total
                                                    Pension or                   Compensation
                                                    Retirement                       from
                                      Aggregate      Benefits      Estimated    Registrant and
                                     Compensation   Accrued as      Annual      Fund Complex1
          Name of Person,                from      Part of Fund  Benefits upon     Paid to
             Position                 Registrant     Expenses     Retirement      Directors
-----------------------------------  ------------  ------------  -------------  --------------

G. Nicholas Beckwith, III, Director     $17,000    n/a           n/a               $44,000(3)2
-----------------------------------  ------------  ------------  -------------  --------------
Philip E. Coldwell,                     $17,000    n/a           n/a               $44,000(3)2
Director
-----------------------------------  ------------  ------------  -------------  --------------
Robert R. Fortune,                      $17,000    n/a           n/a               $63,100(5)2
Director
-----------------------------------  ------------  ------------  -------------  --------------
Jerrold B. Harris, Director             $16,100    n/a           n/a               $41,300(3)2
-----------------------------------  ------------  ------------  -------------  --------------
Rodney D. Johnson,                      $17,000    n/a           n/a               $55,350(5)2
Director
-----------------------------------  ------------  ------------  -------------  --------------
G. Willing Pepper,                      $26,000    n/a           n/a               $93,100(6)2
Chairman of the Board
==============================================================================================

1. A Fund complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of such other investment companies a director served on within the Fund Complex during the fiscal year ended September 30, 1998.

          Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. No employee of PDI, BIMC, PFPC or PNC Bank receives any compensation from the Company for acting as an officer or director of the Company. The directors and officers of the Company as a group own less than 1% of the shares of each of the Company's portfolios.


Investment Adviser
------------------

          The advisory services provided by BIMC and PNC Bank are described in the Funds' Prospectuses. For the advisory services provided and expenses assumed by it, BIMC is entitled to receive fees, computed daily and payable monthly, at the following annual rates:

                                              TempFund:
                                              --------

Annual Fee                                    Average Net Assets
----------                                    ------------------
 .175% ........................................of the first $1 billion
 .150% ........................................of the next  $1 billion
 .125% ........................................of the next  $1 billion
 .100% ........................................of the next  $1 billion
 .095% ........................................of the next  $1 billion
 .090% ........................................of the next  $1 billion
 .080% ........................................of the next  $1 billion
 .075% ........................................of the next  $1 billion
 .070% .............................of amounts in excess of $8 billion.

                                              TempCash:
                                              --------

Annual Fee                                    Average Net Assets
----------                                    ------------------
 .175% ........................................of the first $1 billion
 .150% ........................................of the next  $1 billion
 .125% ........................................of the next  $1 billion
 .100% ........................................of the next  $1 billion
 .095% ........................................of the next  $1 billion
 .090% ........................................of the next  $1 billion
 .085% ........................................of the next  $1 billion
 .080% .............................of amounts in excess of $7 billion.

          BIMC and the administrators may from time to time reduce their fees to ensure that TempFund's and TempCash's respective ordinary operating expenses (excluding interest, taxes, brokerage fees, fees paid to Service Organizations pursuant to Servicing Agreements, and extraordinary expenses) do not exceed a specified percentage of each Portfolio's average net assets. BIMC and the administrators have agreed that if, in any fiscal year, the expenses borne by a Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of that Fund are registered or qualified for sale to the public, they will each reimburse that Fund for a portion of any such excess expense in an amount equal to the portion that the administration fees otherwise payable by the Fund to the administrators bear to the total amount of the investment advisory and administrator fees otherwise payable by the Fund. During the fiscal year ended September 30, 1998 the expense limitations then in effect were not exceeded.

          For the fiscal years ended September 30, 1998, 1997 and 1996, TempFund paid to BIMC advisory fees (net of waivers) of $8,126,927, $6,560,502 and $5,254,506, respectively. For the same periods, BIMC waived advisory fees with respect to TempFund of $2,315,278, $2,576,520 and $2,765,281, respectively.

          For the fiscal years ended September 30, 1998, 1997 and 1996, TempCash paid to BIMC advisory fees (net of waivers) of $2,388,597, $2,176,446 and $2,170,845, respectively. For the same periods, BIMC waived advisory fees with respect to TempCash of $2,096,653, $2,576,520 and $2,106,346, respectively.


Banking Laws
------------

          Certain banking laws and regulations with respect to investment companies are discussed in each Fund's Prospectuses. BIMC, PNC Bank and PFPC believe that they may perform the services for the Funds contemplated by their respective agreements, Prospectuses and this Statement of Additional Information without violation of applicable banking laws or regulations. It should be noted, however, that future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as further interpretations of present requirements, could prevent BIMC and PFPC from continuing to perform such services for the Funds and PNC Bank from continuing to perform such services for BIMC and the Funds. If BIMC, PFPC or PNC Bank were prohibited from continuing to perform such services, it is expected that the Company's Board of Directors would recommend that the Funds enter into new agreements with other qualified firms. Any new advisory agreement would be subject to shareholder approval.

          In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

Administrators
--------------

          As the Funds' administrators, PFPC and PDI have agreed to provide the following services: (i) assist generally in supervising the Funds' operations, including providing a Wilmington, Delaware order-taking facility with toll-free IN-WATS telephone lines, providing for the preparing, supervising and mailing of purchase and redemption order confirmations to shareholders of record, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, maintaining a back-up procedure to reconstruct lost purchase and redemption data, providing information concerning the Funds to their shareholders of record, handling shareholder problems, providing (through
PDI) the services of employees to preserve and strengthen shareholder relations and monitoring the arrangements pertaining to the Funds' agreements with Service Organizations; (ii) assure that persons are available to receive and transmit purchase and redemption orders; (iii) participate in the periodic updating of the Funds' prospectuses; (iv) assist in the Funds' Wilmington, Delaware office;
(v) accumulate information for and coordinate the preparation of reports to the Funds' shareholders and the SEC; (vi) maintain the registration of the Funds' shares for sale under state securities laws; (vii) review and provide advice with respect to all sales literature of the Funds; and (viii) assist in the monitoring of regulatory and legislative developments which may affect the Company, participate in counseling and assisting the Company in relation to routine regulatory examinations and investigations, and work with the Company's counsel in connection with regulatory matters and litigation.

          For their administrative services, the administrators are entitled jointly to receive fees, computed daily and payable monthly, as described above determined in the same manner as BIMC's advisory fee set forth above. As stated in the Prospectuses, each administrator is also reimbursed for its reasonable out-of-pocket expenses incurred by it in connection with the Fund's computer access program. For information regarding the administrators' obligation to reimburse the Funds in the event their expenses exceed certain prescribed limits, see "Investment Adviser and Sub-Adviser" above. Any fees waived by the administrators with respect to a particular fiscal year are not recoverable.

          For the fiscal years ended September 30, 1998, 1997 and 1996, TempFund paid PFPC and PDI administration fees (net of waivers) of $8,126,927, $6,560,502 and $5,254,506, respectively. For the same periods, PFPC and PDI waived administration fees with respect to TempFund of $2,315,278, $2,576,520 and $2,765,281, respectively.

          For the fiscal years ended September 30, 1998, 1997 and 1996, TempCash paid PFPC and PDI administration fees (net of waivers) of $2,388,597, $2,176,446 and $2,170,845, respectively. For the same periods, PFPC and PDI waived administration fees with respect to TempCash of $2,096,653, $2,576,520 and $2,106,346, respectively.

          PFPC, a wholly-owned, indirect subsidiary of PNC Bank, and PDI provide administrative and in some cases sub-administrative services to investment companies which are distributed by PDI or its affiliates.

Distributor
-----------

          PDI acts as the distributor of the Fund's shares. Each Fund's shares are sold on a continuous basis by the distributor as agent, although it is not obliged to sell any particular amount of shares. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Fund shares). The distributor shall prepare or review, provide advice with respect to, and file with the federal and state agencies or other organizations as required by federal, state or other applicable laws and regulations, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or subclass thereof. No compensation is payable by the Fund to the distributor for its distribution services. PDI is a Delaware corporation with its principal place of business located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428.

Custodian and Transfer Agent
----------------------------

          Pursuant to a Custodian Agreement, PNC Bank serves as the Fund's custodian, holding a Fund's portfolio securities, cash and other property.
Under the Custodian Agreement, PNC Bank has agreed to provide the following services: (i) maintain a separate account or accounts in the name of a Fund;
(ii) hold and disburse portfolio securities on account of a Fund; (iii) collect and make disbursements of money on behalf of a Fund; (iv) collect and receive all income and other payments and distributions on account of a Fund's portfolio securities; and (v) make periodic reports to the Board of Directors concerning a Fund's operations.

          PNC Bank is also authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of a Fund, provided that PNC Bank shall remain responsible for the performance of all of its duties under the Custodian Agreement and shall hold each Fund harmless from the acts and omissions of any bank or trust company serving as sub-custodian chosen by PNC Bank.

          PFPC also serves as transfer agent, registrar and dividend disbursing agent to each Fund pursuant to a Transfer Agency Agreement. Under the Agreement, PFPC has agreed to provide the following services: (i) maintain a separate account or accounts in the name of a Fund; (ii) issue, transfer and redeem Fund shares; (iii) transmit all communications by a Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (iv) respond to correspondence by shareholders, security brokers and others relating to its duties; (v) maintain shareholder accounts and sub-accounts; (vi) provide installation and other services in connection with the Funds' computer access program maintained to facilitate shareholder access to a Fund; (vii) send each shareholder of record a monthly statement showing the total number of a Fund's shares owned as of the last business day of the month (as well as the dividends paid during the current month and year); and (viii) provide each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's Master Account with a Fund. Further, an institution establishing sub-accounts with PFPC is provided with a daily transaction report for each day on which a transaction occurs in a sub-account and, as of the last calendar day of each month, a report which sets forth the share balances for the sub-accounts at the beginning and end of the month and income paid or reinvested during the month. Finally, PFPC provides each shareholder of record with copies of all information relating to dividends and distributions which is required to be filed with the Internal Revenue Service and other appropriate taxing authorities.

          Pursuant to the Custodian Agreement, each Fund pays PNC Bank an annual fee, calculated daily on the average daily gross assets and paid monthly, at the rate of $.25 for each $1000 of the first $250 million, $.20 for each $1000 on the next $250 million, $.15 for each $1000 on the next $500 million, $.09 for each $1000 on the next $2 billion, and $.08 for each $1000 on amounts over $3 billion, plus $15.00 for each purchase, sale, or delivery of fixed income securities (other than "Money Market" obligations) and $40 for each interest collection or claim item.

          For transfer agency and dividend disbursing services, each Fund pays PFPC fees at the annual rate of $12.00 per account and sub-account maintained by PFPC plus $1.00 for each purchase or redemption transaction by an account (other than a purchase transaction made in connection with the automatic reinvestment of dividends). Payments to PFPC for sub-accounting services provided by others are limited to the amount which PFPC pays to others for such services. In addition, each Fund reimburses PNC Bank and PFPC for out-of-pocket expenses related to such services. PNC Bank maintains a principal business address at 1600 Market Street, Philadelphia, Pennsylvania 19103.

Service Organizations
---------------------

          Each of the Funds may enter into agreements with institutional investors ("Service Organizations") requiring them to provide support services to their customers who beneficially own Dollar Shares and, with respect to TempFund, Plus Shares, in consideration of .25% (on an annualized basis) of the average daily net asset value of the Dollar and Plus Shares held by the Service Organizations for the benefit of their customers. Such services include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the transfer agent; (ii) providing customers with a service that invests the assets of their accounts in Dollar or Plus Shares; (iii) processing dividend payments from the Fund on behalf of customers; (iv) providing information periodically to customers showing their positions in Dollar and Plus Shares; (v) arranging for bank wires;
(vi) responding to customer inquiries relating to the services performed by the Service Organizations; (vii) providing sub-accounting with respect to Dollar and Plus Shares beneficially owned by customers or the information necessary for sub-accounting; (viii) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers, if required by law; and
(ix) other similar services if requested by the Fund. In addition, broker/dealers purchasing Plus Shares provide from time to time assistance (such as the forwarding of sales literature and advertising to customers) in connection with the distribution of Plus Shares.

          TempFund may also enter into agreements with Service Organizations requiring them to provide support services to their customers who beneficially own Administration Shares, in consideration of .10% (on an annualized basis) of the average daily net asset value of the Administration Shares held by the Service Organization for the benefit of their customers. Such services include, but are not limited to: (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the shareholders' investments; and (ii) assisting shareholders in designating and changing dividend options, account designations and addresses.

          TempFund may also enter into agreements with Service Organizations requiring them to provide support services to their customers who beneficially own Cash Reserve Shares, in consideration of .40% (on an annualized basis) of the average net asset value of the Cash Reserve Shares held by the Service Organization for the benefit of their customers. Such services include all services provided to Administration Shares and Dollar Shares as well as the following: (i) providing the necessary computer hardware and software which links the Service Agent's DDA system to an account management system; (ii) providing the software that aggregates the customers orders and establishes an order to purchase or redeem shares of the Fund; (iii) establishing target levels for the shareholders' demand deposit accounts; (iv) providing periodic statements showing a customers account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with a Service Agent; and (v) furnishing (either separately or an integrated basis with other reports sent to a shareholder by a Service Agent) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.

          TempFund may also enter into agreements with Service Organizations requiring them to provide support services to their customers who beneficially own Cash Management Shares, in consideration of .50% (on an annualized basis) of the average net asset value of the Cash Management Shares held by the Service Organization for the benefit of their customers. Such services include all services provided to Cash Reserve Shares as well as the following: (i) implementation of marketing and promotional activities, including direct mail promotions for sweep services, (ii) expenditures for marketing support services for sweep services such as for telephone facilities and in-house telemarketing,
(iii) distribution of literature promoting sweep services, (iv) travel, equipment, printing, delivery and mailing costs overhead and other office expenses attributable to the marketing of sweep services.

          A Fund's agreements with Service Organizations are governed by Plans (called "non-12b-1 Shareholder Services Plan" for the Dollar, Administration, Cash Reserves and Cash Management Shares and "12b-1 Services Plan" for the Plus shares), which have been adopted by the Company's Board of Directors pursuant to applicable rules and regulations of the SEC. Pursuant to the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under the Fund's agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the Fund's arrangements with Service Organizations must be approved annually by a majority of the Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

          The Board of Directors have approved the Funds' arrangements with Service Organizations based on information provided to the Boards that there is a reasonable likelihood that the arrangements will benefit the Class of Shares of the Fund charged with such fees and its shareholders. Any material amendment to the Funds' arrangements with Service Organizations must be made in a manner approved by a majority of the Company's directors, (including a majority of the Non-Interested Directors), and any amendment to increase materially the costs under the 12b-1 Services Plan adopted by the Board with respect to Plus shares must be approved by the holders of a majority of the outstanding Plus shares.
So long as the Funds' arrangements with Service Organizations are in effect, the selection and nomination of the members of the Company's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested directors.

          For the fiscal year ended September 30, 1998, TempFund Dollar Shares were charged $772,304 in Service Organization fees, of which $104,448 was paid to affiliates of BIMC.

          For the fiscal year ended September 30, 1998, TempCash Dollar Shares were charged $1,088,006 in Service Organization fees, of which $27,566 was paid to affiliates of BIMC.

Expenses
--------

          A Fund's expenses include taxes, interest, fees and salaries of the Company's directors and officers who are not directors, officers or employees of the Company's service contractors, SEC fees, state securities registration fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, Service Organization fees, costs of the Funds' computer access program, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. A Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.


                    ADDITIONAL INFORMATION CONCERNING TAXES

          The following summarizes certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders or possible legislative changes, and the discussion here and in the applicable Prospectuses is not intended as a substitute for careful tax planning.

          As stated in each Prospectus, each Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code") and intends to qualify each year as a regulated investment company under the Code. In order to so qualify for a taxable year, a Fund must satisfy the distribution requirement described in the Prospectuses, derive at least 90% of its gross income for the year from certain qualifying sources and comply with certain diversification requirements.

          A 4% nondeductible excise tax is imposed on regulated investment companies that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          If for any taxable year a Fund does not qualify for tax treatment as a regulated investment company, all of that Fund's taxable income will be subject to tax at regular corporate rates without any deduction for distributions to Fund shareholders. In such event, dividend distributions to shareholders would be taxable as ordinary income to the extent of that Fund's earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

          Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds paid to a shareholder who has failed to provide a correct tax identification number in the manner required, is subject to withholding by the Internal Revenue Service for failure properly to include on his return payments of taxable interest or dividends, or has failed to certify to the Fund that he is not subject to backup withholding when required to do so or that it is an "exempt recipient."

          Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income tax, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from the treatment under federal income tax laws. Shareholders are advised to consult their tax advisors concerning the application of state and local taxes.

          The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action.

                                   DIVIDENDS

General
-------

          Each Fund's net investment income for dividend purposes consists of
(i) interest accrued and original issue discount earned on that Fund's assets,
(ii) plus the amortization of market discount and minus the amortization of market premium on such assets and (iii) less accrued expenses directly attributable to that Fund and the general expenses (e.g. legal, accounting and directors' fees) of the Company prorated to such Fund on the basis of its relative net assets. Any realized short-term capital gains may also be distributed as dividends to Fund shareholders. In addition, a Fund's Dollar Shares bear exclusively the expense of fees paid to Service Organizations. (See "Management of the Funds -- Service Organizations.")

          As stated, the Company uses its best efforts to maintain the net asset value per share of each Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by either Fund, it is possible that the Fund's net asset value per share may fall below $1.00.


                          ADDITIONAL YIELD INFORMATION

          The "yields" and "effective yields" are calculated separately for TempFund and TempFund Dollar Shares and for TempCash and TempCash Dollar Shares. The seven-day yield for each class or sub-class of shares in a Fund is calculated by determining the net change in the value of a hypothetical pre-existing account in a Fund having a balance of one share of the class involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include gains and losses or unrealized appreciation and depreciation. In addition, the effective annualized yield may be computed on a compounded basis (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result. Similarly, based on the calculations described above, 30-day (or one-month) yields and effective yields may also be calculated.

          For the seven-day period ended December 31, 1998, the yield and the compounded effective yield on TempFund Shares were 5.01% and 5.14%, respectively. For the same period, the yield and the compounded effective yield on TempFund Dollar Shares were 4.76% and 4.87%, respectively. For the 30-day period ended December 31, 1998, the yield and the compounded effective yield on TempFund Shares were 5.00% and 5.12%, respectively. Similarly, for the same 30-day period, the yield and the compounded effective yield on TempFund Dollar Shares were 4.75% and 4.86%, respectively.

          For the seven-day period ended December 31, 1998, the yield and the compounded effective yield on TempCash Shares were 5.05% and 5.18%, respectively. For the same period, the yield and the compounded effective yield on TempCash Dollar Shares were 4.81% and 4.91%, respectively. For the 30-day period ended December 31, 1998, the yield and the compounded effective yield on TempCash Shares were 5.04% and 5.17%, respectively. Similarly, for the same 30-day period, the yield and the compounded effective yield on TempCash Dollar Shares were 4.79% and 4.90%, respectively.

          From time to time, in reports to shareholders or otherwise, a Fund's yield may be quoted and compared to that of other money market funds or accounts with similar investment objectives, to stock or other relevant indices and to other reports or analyses that relate to yields, interest rates, total return, market performance, etc. For example, the yield of the Fund may be compared to the IBC/Donoghue's Money Fund Average, which is an average compiled by
                   ----- ---- -------
IBC/Donoghue's MONEY FUND REPORT(R) of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market
                                      ---- ---- -------
deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

          YIELD WILL FLUCTUATE, AND ANY QUOTATION OF YIELD SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF THE FUTURE PERFORMANCE OF THE FUND. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the investments held in a fund, portfolio maturity, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts in investing in shares of a Fund will not be included in yield calculations; such fees, if charged, would reduce the actual yield from that quoted.

          The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials ("Materials"), discussions or illustrations of the effects of compounding. "Compounding" refers to the fact that, if dividends or other distributions on an investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

          In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on certain assumptions and action plans offering investment alternatives), investment management strategies, techniques, policies or investment suitability of a Fund, economic and political conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities, and hypothetical investment returns based on certain assumptions. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historical performance of select asset classes. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing and the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments, designations assigned a Fund by various rating or ranking organizations, and Fund identifiers (such as CUSIP numbers or NASDAQ symbols). Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

          Materials may include lists of representative clients of the Funds' investment adviser, may include discussions of other products or services, may contain information regarding average weighted maturity or other maturity characteristics, and may contain information regarding the background, expertise, etc. of the investment adviser or of a Fund's portfolio manager.

          From time to time in advertisements, sales literature and communications to shareholders, the Funds may compare their total returns to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is found in IBC/Donoghue's Money Fund Report and reports prepared by Lipper Analytical Services, Inc. Total return is the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvested. SUCH RANKINGS REPRESENT THE FUNDS' PAST PERFORMANCE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS.

          The following information has been provided by the Funds' distributor:
In managing each Fund's portfolio, the investment adviser utilizes a "pure and simple" approach, which may include disciplined research, stringent credit standards and careful management of maturities.

                    ADDITIONAL DESCRIPTION CONCERNING SHARES

          The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least twenty percent of the Company's shares, the Company will call for a meeting of shareholders to consider the removal of one or more directors and other certain matters. To the extent required by law, the Company will assist in shareholder communication in such matters.

          The Company's Charter authorizes the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey a Fund's assets to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of a Fund to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of a Fund to be redeemed at their net asset value; or, (iii) combine a Fund's assets with the assets belonging to another portfolio of the Company if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of such Fund and such other portfolio and, in connection therewith, to cause all outstanding shares of a Fund to be redeemed or converted into shares of another class of the Company's Common Stock at net asset value. The exercise of such authority by the Board will be subject to the provisions of the 1940 Act.

          Holders of shares in a Fund in the Company will vote in the aggregate and not by class or sub-class on all matters, except as described above, and except that only a Fund's Administration Shares, Dollar Shares, Plus Shares, Cash Reserve Shares and Cash Management Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to that Fund's arrangements with Service Organizations. (See "Management of the Funds -- Service Organizations.") Further, shareholders of each of the Company's portfolios will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent accountants, the approval of principal underwriting contracts, and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to portfolio.

          Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's Common Stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).


                                    COUNSEL

          Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, of which W. Bruce McConnel, III, Secretary of the Company, is a partner, will pass upon the legality of the shares offered hereby.


                                    AUDITORS


          PricewaterhouseCoopers LLP, with offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103 has been selected as the independent accountants of each Fund for the fiscal year ended September 30, 1999.


                                 MISCELLANEOUS

Shareholder Vote
----------------

          As used in this Statement of Additional Information and the Funds' Prospectuses, a "majority of the outstanding shares" of a Fund or of a particular portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of that Fund's shares (irrespective of class or subclass) or of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of that Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund (irrespective of class or subclass) or of the portfolio.

Securities Holdings of Brokers
------------------------------

          As of September 30, 1998, the value of TempFund's aggregate holdings of the securities of each of its regular brokers or dealers or their parents was: Morgan Stanley & Co., $1,398,136,000; Goldman Sachs & Co., $790,000,000;
Lehman Brothers Holding, Inc., $200,000,000; Credit Suisse First Boston, Inc., $147,094,000; Bear Stearns Co., Inc., $475,000,000; Merrill Lynch & Co.,
$558,685,000; G.E. Capital Corp., $442,685,000; and SBC Warburg Dillon Read, Inc., $302,000,000.

          As of September 30, 1998, the value of TempCash's aggregate holdings of the securities of each of its regular brokers or dealers or their parents was: Lehman Brothers Holding, Inc., $153,106,000; Bear Stearns & Co., $150,000,000; G.E. Capital Corp., $123,471,000 and Merrill Lynch & Co.,
$104,000,000.

Certain Record Holders
----------------------

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of TempFund were as follows: Saxon & Company, PNC Bank,
Attn: Income Collect, Airport Bus, Ctr./Intl. Court 2, 200 Stevens Dr. F3-F076-02-2, Lester, PA 19115 (5.140%); Worldcom Inc., Attn: General Accounting, 515 East Amite, Jackson, MS 39201 (8.060%).

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of TempFund Dollar Shares were as follows: Hershey Trust Co., Attn: Rob Vowler, P.O. Box 445, Hershey, PA 17033, (5.900%); Sanbarco, Santa Barbara Bank & Trust, Attn: Trust Div./Money Mkt. Desk P.O. Box 2340, Santa Barbara, CA 93120 (11.310%); Cash Management Temp Fund, Broadway National Bank, Sweep Omnibus Account, Attn: Eleanor Thomas, P.O. Box 17001, San Antonio, TX 78217 (12.140%); D&N Bank, Attn: Duane Aho, 400 Quincy Street, Hancock, MI 49930, (5.920%); Mutual Partner/Corp. Cash Sweep, PNC Bank of New England, 125 High Street, Boston, MA 02110 (11.090%).

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of TempCash were as follows: Saxon & Company, PNC Bank,
Attn: Income College, Airport Bus. Ctr./Intl. Court 2, 200 Stevens Dr. F3-F076-02-2, Lester, PA 19113 (11.110%); SLAM, Chase Manhattan, Steve Yonkers/SEC Lending, 4 New York Plaza 11th Fl., New York, NY 10004 (5.100%); Wellnik & Co., BZN Barclays Global Investors, Attn: Peter Mandis, 45 Fremont Street 16th Fl., San Francisco, CA 94105 (9.340%); USAA Brokerage Services, Attn: Karl Borgerding, BSB/Brokerage OPS/A03S, 9800 Fredericksburg Road, San Antonio, TX 78230 (5.340%); AT&T Capital Corporation, Attn: Chris Grimes, 44 Whippany Road, Morristown, NJ 07962, (5.450%).

          As of January 11, 1999, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of TempCash Dollar Shares were as follows: Cash Balance Sweeps, BHC Securities Inc., Attn: Jeanmarie Beukers, 2005 Market Street, One Commerce Square 11th Fl., Philadelphia, PA 19103 (50.790%); Citibankn NA, ICBD Cash Management, Attn: Denise Stanley, 3800 Citibank Center Tampa, Tampa, FL 33610 (19.550%); Norwest Investment Services, Inc., Attn: Pamela Siner, 608 2nd Avenue South 8th Fl., Minneapolis, MN 55479 (9.130%).

Financial Statements
--------------------

          The audited financial statements and notes thereto for each Fund contained in the Company's Annual Report to Shareholders dated September 30, 1998, are each incorporated by reference into this Statement of Additional Information. The financial statements and notes thereto for each Fund contained in the Company's Annual Report to Shareholders have been audited by PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. Such audited financial statements and notes thereto have been incorporated herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                             TEMPFUND AND TEMPCASH

                                   APPENDIX A

                         NRSRO Commercial Paper Ratings

          The following is a description of the securities ratings of Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA, Inc. ("Fitch IBCA") and Thomson BankWatch.

          Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+".

          Commercial paper ratings by Moody's are current assessments of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) rated "Prime-1" are considered to have a superior capacity for repayment of short-term promissory obligations.

          D&P uses short-term ratings for investment grade commercial paper.
The highest rating category of D&P for short-term debt is "D-1+". D&P employs three designations, "D-1+", "D-1" and "D-1-", within the highest rating category. "D-1+" indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. "D-1" indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. "D-1-" indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          Fitch IBCA's short-term ratings for commercial paper apply to debt obligations that are payable on demand or have original maturities of up to three years. The highest rating category is "F-1+". "F-1+" securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The highest category is "TBW-1". This designation indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                        TEMPORARY INVESTMENT FUND, INC.

                                    PART C
                               OTHER INFORMATION

ITEM 23.       Exhibits:

               (a) Articles of Restatement dated March 30, 1994 are incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (Nos. 2-47015/811-
                         2354) as filed with the SEC on August 15, 1997 ("PEA No. 57").

               (b) Registrant's By-Laws as amended and restated on October 22, 1998.

               (c) See Article I, Sections Fifth, Seventh, Eight and Fourteenth of the Articles of Retatement dated March 30, 1994, which are incorporated herein by reference to
                         Exhibit 1 of PEA No. 57 and Article IV of the Registrant's By-Laws as amended and restated on January 21, 1993, which are incorporated herein by reference to
                         Exhibit 2 of PEA No. 57.

               (d)  (1)  Investment Advisory Agreement between Registrant and
                         BlackRock Institutional Management Corporation (formerly known as PNC Institutional Management Corporation, "BIMC") dated March 11, 1987 is incorporated herein by reference to Exhibit 5(a) of PEA No. 57.

                    (2) Sub-Advisory Agreement between BIMC and PNC Bank, National Association ("PNC Bank") dated March 11, 1987 is incorporated herein by reference to Exhibit 5(b) of PEA No. 57.

               (e) Distribution Agreement between Registrant and Provident Distributors, Inc. ("PDI") dated January 18, 1994 is incorporated herein by reference to Exhibit 6 of PEA No. 57.

               (f)       None.

               (g) Custodian Agreement between Registrant and PNC Bank dated June 1, 1989 is incorporated herein by reference to Exhibit 8 of PEA No. 57.

               (h)  (1)  Administration Agreement between Registrant, PDI
                         (formerly MFD Group, Inc.) and PFPC Inc. ("PFPC") dated as of January 18, 1993 is incorporated herein by reference to Exhibit 9(a) of PEA No. 57.

                    (2) Transfer Agency Agreement between Registrant and PFPC dated June 1, 1989 is incorporated herein by reference to Exhibit 9(b) of PEA No. 57.

               (i) Opinion and Consent of Drinker Biddle & Reath LLP is incorporated herein by reference to Exhibit 10 of Post-Effective No. 58 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC on January 30, 1998.

               (j)       Consent of PriceWaterhouseCoopers LLP.

               (k)       None.

               (l)       None.

               (m)       None.

               (n)       Financial Data Schedules.

               (o)       None.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Registrant is controlled by its Board of Directors.

ITEM 25.  INDEMNIFICATION

          Indemnification of Registrant's Principal Underwriter, Custodian and Transfer Agent against certain stated liabilities is provided for in
          Section 6 of the Distribution Agreement, Section 22 of the Custodian Agreement and Section 17 of the Transfer Agency Agreement, which are incorporated herein by reference to Exhibits 6, 8 and 9(b), respectively of PEA No. 57.

          Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.

          Section 2 of Article VI of Registrant's By-Laws, which are incorporated herein by reference to Exhibit 2 of PEA No. 57, provides for the indemnification of Registrant's directors and officers.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

             BIMC performs investment advisory services for Registrant and certain other investment companies and accounts. The information required by this Item 26 with respect to each director, officer and partner of BIMC is incorporated by reference to Schedules A and D of Form ADV filed by BIMC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).

             Prior to March 1998, PNC Bank acted as sub-adviser to the Registrant, Subsequently, the sub-advisory function was assumed by BIMC. Effective February 8, 1999, PNC Bank will not be sub-adviser for the Registrant.

ITEM 27.     PRINCIPAL UNDERWRITER
             ---------------------

             (a) PDI currently acts as distributor for, in addition to the Registrant, Trust for Federal Securities, Municipal Fund for Temporary Investment, Municipal Fund for California Investors, Inc., Municipal Fund for New York Investors, Inc and the RBB Fund.

             (b) The information required by this Item 27 with respect to each director, officer or partner of PDI is incorporated by reference to Schedule A of Form BD filed by PDI with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-46564).

             (c) The following represents all commissions and other compensation received by each principal underwriter who is not an affiliated person of the registrant:


       NAME OF         NET UNDERWRITING  COMPENSATION ON
      PRINCIPAL         DISCOUNTS AND    REDEMPTION AND    BROKERAGE      OTHER
     UNDERWRITER         COMMISSIONS       REPURCHASE     COMMISSIONS  COMPENSATION
---------------------  ----------------  ---------------  -----------  ------------
 Provident
 Distributors, Inc.                  $0               $0           $0            $0

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS


            (1) PNC Bank, National Association, 200 Stevens Drive, Lester, Pennsylvania 19113 (records relating to its functions as custodian).

            (2) Provident Distributors, Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428 (records relating to its function as distributor).

            (3) BlackRock Institutional Management Corporation, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser and co-administrator).

            (4) PFPC Inc., 400 Bellevue Parkway, Bellevue Park Corporate Center, Wilmington, Delaware 19809 (records relating to its functions as co-administrator, transfer agent, registrar and dividend disbursing agent).

            (5) Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 (Registrant's Charter, By-Laws, and Minutes Books).

ITEM 29.    MANAGEMENT SERVICES

             None.


ITEM 30.    UNDERTAKINGS

            Registrant hereby undertakes to furnish its Annual Report to Shareholders upon request and without charge to any person to whom a prospectus is delivered.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 60 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 60 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Wilmington, and State of Delaware, on January 29, 1999.

                      TEMPORARY INVESTMENT FUND, INC.

                      /s/ Thomas H. Nevin
                      ---------------------------------------------
                      Thomas H. Nevin
                      President

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 60 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                     TITLE                 DATE
---------                     -----                 ----
* G. Nicholas Beckwith, III   Director              January 29, 1999
----------------------------
G. Nicholas Beckwith, III

* Philip E. Coldwell          Director              January 29, 1999
----------------------------
Philip E. Coldwell

* Robert R. Fortune           Director              January 29, 1999
----------------------------
Robert R. Fortune

* Jerrold B. Harris           Director              January 29, 1999
----------------------------
Jerrold B. Harris

* Rodney D. Johnson           Director              January 29, 1999
----------------------------
Rodney D. Johnson

* G. Willing Pepper           Chairman of           January 29, 1999
----------------------------  the Board
G. Willing Pepper

/s/ Thomas H. Nevin           President             January 29, 1999
----------------------------
Thomas H. Nevin

/s/ Lisa M. Buono             Treasurer             January 29, 1999
----------------------------  (Principal Financial
Lisa M. Buono                 and Accounting
                              Officer)


*By: /s/ W. Bruce McConnel, III
     --------------------------
     W. Bruce McConnel, III
     Attorney-in-Fact


                                   EXHIBITS

(b)  Registrant's By-laws as amended and restated on October 22, 1998.
(j)  Consent of PricewaterhouseCoopers LLP.
(n)  Financial Data Schedules